EXHIBIT 23.01



                               19
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                                                    Exhibit 23.01


       [PRINTED ON LETTERHEAD OF ARTHUR ANDERSEN, LLP]

          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 24, 1998 included in Rio Hotel & Casino, Inc. Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statment.



                                        /s/ Arthur Andersen, LLP

                                        ARTHUR ANDERSEN, LLP

Las Vegas, Nevada
June 10, 1998